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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: APRIL 9, 1997

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                     0-2525                         31-0724920
---------------         ---------------------             ----------------------
(STATE OR OTHER         (COMMISSION FILE NO.)                 (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                   ----------



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ITEM  5.  OTHER EVENTS.

         On April 9, 1997, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the first quarter ended March 31, 1997. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated April 9, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HUNTINGTON BANCSHARES INCORPORATED


Date: April 15, 1997           By: /s/ Gerald R. Williams
                                  -----------------------
                                  Gerald R. Williams, Executive Vice President
                                  and Chief Financial Officer










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                                  EXHIBIT INDEX


             Exhibit No.       Description                                 Page

               99    *         News Release of Huntington Bancshares
                               Incorporated issued on April 9, 1997.


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*  Filed with this report.